                                                                    EXHIBIT 24.1
                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the issuance of $100,000,000 of securities of the Company; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 9th day of November, 1998.


/s/ Robert E. Fowler, Jr.
-----------------------------
Robert E. Fowler, Jr.

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the issuance of $100,000,000 of securities of the Company; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 9th day of November, 1998.


/s/ Wendell F. Bueche
--------------------------
Wendell F. Bueche

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the issuance of $100,000,000 of securities of the Company; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 9th day of November, 1998.


/s/ Raymond F. Bentele
---------------------------
Raymond F. Bentele

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the issuance of $100,000,000 of securities of the Company; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 9th day of November, 1998.


/s/ Robert W. Bruce III
--------------------------
Robert W. Bruce III

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the issuance of $100,000,000 of securities of the Company; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 9th day of November, 1998.


/s/ Rod F. Dammeyer
----------------------
Rod F. Dammeyer

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the issuance of $100,000,000 of securities of the Company; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 9th day of November, 1998.


/s/ James M. Davidson
-------------------------
James M. Davidson

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the issuance of $100,000,000 of securities of the Company; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 9th day of November, 1998.


/s/ Rene L. Latiolais
--------------------------
Rene L. Latiolais

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the issuance of $100,000,000 of securities of the Company; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 9th day of November, 1998.


/s/ Harold H. MacKay
-------------------------
Harold H. MacKay

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the issuance of $100,000,000 of securities of the Company; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 9th day of November, 1998.


/s/ David B. Mathis
-------------------------
David B. Mathis

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the issuance of $100,000,000 of securities of the Company; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 9th day of November, 1998.


/s/ Donald F. Mazankowski
-----------------------------
Donald F. Mazankowski

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the issuance of $100,000,000 of securities of the Company; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 9th day of November, 1998.


/s/ Joseph P. Sullivan
---------------------------
Joseph P. Sullivan

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the issuance of $100,000,000 of securities of the Company; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 9th day of November, 1998.


/s/ Richard L. Thomas
-------------------------
Richard L. Thomas

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the issuance of $100,000,000 of securities of the Company; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 9th day of November, 1998.


/s/ Billie B. Turner
-------------------------
Billie B. Turner

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the issuance of $100,000,000 of securities of the Company; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 9th day of November, 1998.


/s/ Douglas A. Pertz
-------------------------
Douglas A. Pertz